UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2003

DYNAMICS RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-7348	042-2211809
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

60 Frontage Road
Andover, MA 01810
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 475-9090

(former name or former address, if changed since last report)

SIGNATURES
Exhibit Index
EX-99.1 Conference Call Transcript October 8, 2003

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Number	Description

99.1	Transcript of Dynamics Research Corporation’s October 8, 2003 conference call.

Item 12.  Results of Operations and Financial Condition

On October 8, 2003, Dynamics Research Corporation held a conference call to discuss the potential filing of a civil complaint by the U.S. Attorney’s Office in Boston. A copy of the conference call transcript is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information provided in this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION (Registrant)

Date: October 10, 2003	By: /s/ David Keleher
David Keleher Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Name	Location

99.1	Transcript of Dynamics Research Corporation’s October 8, 2003 conference call.	Furnished herewith *

*	Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.